BUSINESS COMBINATIONS	6 Months Ended
Jun. 30, 2023
Business Combination and Asset Acquisition [Abstract]
BUSINESS COMBINATIONS

NOTE 4 — BUSINESS COMBINATIONS

On April 25, 2023 (the “Morocco Closing Date”), Clean-Seas, a wholly owned subsidiary of the Company, completed its acquisition of a fifty-one percent (51%) interest (the “Morocco Acquisition”) in Eco Synergie S.A.R.L., a limited liability company organized under the laws of Morocco (“Ecosynergie”), pursuant to that certain Notarial Deed (the “Morocco Purchase Agreement”) dated as of January 23, 2023 (the “Signing Date”) setting forth the terms and provisions applicable to the Morocco Acquisition (the “Purchase Agreement”). On the Morocco Closing Date, (i) Ecosynergie’s name was changed to Clean-Seas Morocco, LLC, (ii) Mrs. Halima Aboudeine and Mr. Daniel C. Harris, the Company’s CRO, were appointed as managers of Clean-Seas Morocco and (iii) Mr. Harris was appointed to serve as the Chief Executive Officer of Clean-Seas Morocco. Ecosynergie was not acquired from a related party and the Company did not have common control with Ecosynergie at the time of the Morocco Acquisition.

Pursuant to the Morocco Purchase Agreement, Clean-Seas paid an aggregate purchase price of $6,500,000 for the Morocco Acquisition, of which (i) $2,000,000 was paid on the Morocco Closing Date and (ii) the remaining $4,500,000 is to be paid to Ecosynergie Group over a period of ten (10) months from the Morocco Closing Date. Additionally, Clean-Seas committed to invest up to $50,000,000 in Clean-Seas Morocco over a period of ten (10) months from the Morocco Closing Date (the “Clean-Seas Morocco Investment”). The Clean-Seas Morocco Investment is currently contemplated to be funded in tranches based on a to be agreed to schedule tied to milestones related to the technology being deployed by Clean-Seas Morocco. The parties intend to complete the funding schedule applicable to the Clean-Seas Morocco investment in the first quarter 2024. To date, none of the Clean-Seas Morocco Investment has been funded

The Company accounted for the transaction as a business combination under ASC 805 and as a result, allocated the fair value of the identifiable assets acquired and liabilities assumed as of the acquisition date as outlined in the table below. Although the accounting for operations is not yet complete, the results of operations of the business acquired by the Company have been included in the consolidated statements of operations since the date of acquisition. All amounts are considered provisional until a more thorough analysis of the books and records and the accounting for the acquisition can be completed. Per ASC 805-10-25-13, if the initial accounting for a business combination is incomplete by the end of the reporting period in which the combination occurs, the acquirer shall report in its financial statements provisional amounts for the items for which the accounting is incomplete.

The excess of the purchase price over the estimated fair values of the underlying identifiable assets acquired, liabilities assumed, and non-controlling interest was allocated to goodwill. The provisional estimated fair value of the noncontrolling interest was based on the price the Company paid for their 51% of their controlling interest. The goodwill represents expected synergies from the combined operations.

The allocation of the purchase price and the estimated fair market values of the assets acquired and liabilities assumed are shown below:

 Schedule of Recognized Identified Assets Acquired and Liabilities Assumed

Consideration
Consideration issued	$6,500,000
Identified assets and liabilities
Cash	11,093
Prepaid and other assets	1,186,242
Accounts receivable	392,611
Property and equipment, net	1,146,445
Accounts payable	(238,424)
Accrued Expenses	(767,288)
Loans payable	(789,827)
Lines of credit	(336,948)
Total identified assets and liabilities	603,904
Excess purchase price allocated to goodwill	$5,896,096